UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4992
                                                     ---------------------

                         Colonial Municipal Income Trust
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3363
                                                           -------------------

                  Date of fiscal year end:  11/30/2003
                                           ------------------

                  Date of reporting period: 11/30/2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[photo of domed building]


COLONIAL MUNICIPAL INCOME TRUST               ANNUAL REPORT

NOVEMBER 30, 2003

Not FDIC Insured
May Lose Value
No Bank Guarantee

COLONIAL FUNDS
One Financial Center
Boston, MA 02111-2621


January 14, 2004


Dear Shareholder:

I am writing to you as the independent chairman of the board of trustees of your Colonial fund. I have been privileged to serve on the board of the Colonial funds for more than three years and on the board of many of the affiliated Columbia funds for more than seven years. On December 8, 2003 the board of trustees elected me the chairman. Over those seven years I have gained a deep sense of responsibility for the continued success of our funds. Needless to say, the entire board shares that commitment to you.

These have been troubling times in the fund industry, with newspapers reporting widely on trading and governance failings. Your board has been energetic over the past year in strengthening our organization and our capacity to effectively oversee the Colonial funds.

First, as already indicated, the trustees in December elected an independent trustee to chair our twelve person board. All of the trustees are completely independent of the advisor and its affiliates except for the president of the funds, Joseph Palombo. Each committee of the board is comprised only of independent trustees.

Second, last year we reconfigured the membership of the four person audit committee to include only persons qualifying as "audit committee financial experts" under the demanding standards of the Sarbanes-Oxley legislation. Few audit committees are fortunate to possess such a breadth and depth of financial experience.

Third, we strengthened our oversight capacity by appointing Martha Fox as chief compliance officer of the Colonial funds, reporting directly to your fund's audit committee. We also assigned board members to four separate investment oversight committees, each better able to monitor performance of individual funds.

Fourth, with guidance from our board the investment advisor last year increased its vigilance to identify and discourage trading in open end mutual fund shares by speculators. Monitoring personnel have attempted to identify and reject frequent traders, but frankly that effort by itself cannot be 100% effective. Accordingly, in February 2003 we implemented 2% redemption penalties in the open end international funds most subject to market timing, and we are considering still broader application of redemption fees to curb further attempts to profit from the open end funds by short-term trading. We are also closely monitoring legislative and regulatory initiatives that would aid in preventing abuses of open end funds that currently cannot be detected directly by management or our transfer agent.

Finally, to further align the interests of the trustees with those of our shareholders, the board late last year voted to double the required investment by each trustee in the funds that we oversee. At the same time, new policies were instituted requiring all investment personnel and trustees to hold any mutual fund shares for a minimum of one year (unless extraordinary circumstances warrant an exception to be granted by a board committee).

Undoubtedly, more improvements will be made in the period ahead, but the board wants you to know that we take our responsibilities very seriously and we commit to you our continued efforts to serve your interests.

Sincerely,

/s/ Thomas C. Theobald

Thomas C. Theobald
Chairman

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

It was another solid year for the US bond market. However, the positive gains reported from all major sectors masked an extremely volatile environment. Most of the gains were actually earned in the first half of the reporting period and they were sufficient to offset losses or declining performance in the second half.

From December through mid-June, interest rates generally declined and bond prices rose as the economy struggled to gain a solid footing and the nation prepared to go to war. In June, the yield on the 10-year Treasury note fell to a 45-year low of just over 3.1%. High-yield bonds were the primary beneficiaries of this trend as investors seemed willing to put their fears aside and look to better times ahead. However, after the major military battles of the war were declared over and the economy showed clear signs of picking up, interest rates began to rise and bond prices came down in most sectors. The 10-year yield reached a high of 4.4% in August, then moved within a tight range around 4.0% to 4.2% for the remainder of the period. As the environment changed, high-yield and mortgage bonds held up better than other sectors while Treasury bonds lagged.

This reversal of fortune for bonds and a shift of investor enthusiasm back to stocks, which drove equity returns back into double digit territory, serve as a reminder that a diversified portfolio may offer the best opportunity for long-term investment success. Talk to your financial advisor if you're uncertain about the level of diversification of your portfolio. Your advisor can help you keep your investments on track.

As always, thank you for investing in Colonial Funds. We look forward to continuing to serve you in the years ahead.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President
January 12, 2004




Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGER'S REPORT

PRICE PER SHARE AS OF 11/30/03 ($)

Net asset value          5.85
-----------------------------
Market price             5.65
-----------------------------

1-YEAR TOTAL RETURN
AS OF 11/30/03 (%)

Net asset value          8.27
-----------------------------
Market price             7.35
-----------------------------

Lipper High Yield
Municipal Debt Funds
Category average         8.61
-----------------------------

All results shown assume reinvestment of distributions.

DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/1/02-11/30/03 ($)
                         0.43
-----------------------------

A portion of the trust's income may be subject to the alternative minimum tax. The trust may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the trust's ordinary income, and any market discount is taxable when distributed.

TOP 5 SECTORS AS OF 11/30/03 (%)

Hospitals                 10.0
------------------------------
Local general obligations  6.8
------------------------------
Nursing homes              6.2
------------------------------
Congregate care retirement 6.0
------------------------------
Water & sewer              6.0
------------------------------

QUALITY BREAKDOWN
AS OF 11/30/03 (%)

AAA                      39.9
-----------------------------
AA                        0.5
-----------------------------
A                         4.5
-----------------------------
BBB                      16.5
-----------------------------
BB                        6.3
-----------------------------
B                         1.4
-----------------------------
CCC                       0.5
-----------------------------
CC                        0.3
-----------------------------
Non-rated                29.4
-----------------------------
Cash equivalents          0.7
-----------------------------

Sector breakdowns are calculated as a percentage of net assets (including auction preferred shares). Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the trust is actively managed, there can be no guarantee that the trust will continue to maintain this quality breakdown or invest in these sectors in the future.

For the 12-month period ended November 30, 2003, Colonial Municipal Income Trust returned 8.27%, based on investment at net asset value. The trust fell slightly behind its peer group, the Lipper High Yield Municipal Debt Funds Category average, which averaged 8.61%.1

In the first half of the period, the trust's performance was helped by its underweight in high-yield bonds, which lagged higher-quality issues when interest rates were falling. This underweight hurt the trust slightly in the second half of the period, when high-yield, lower-quality bonds outperformed as the economy improved and interest rates rose. Yet, its position in high yield was substantial enough to make a positive overall contribution to the trust's performance.

We kept the trust's duration short relative to its peer group. Duration is a measure of interest rate sensitivity. We lower--or shorten--duration when we expect interest rates to rise and bond prices to fall. This move helped performance as rising interest rates hampered bond returns during this period.

Leveraged positions provided the trust with additional income during the period. We have, in effect, "borrowed against" the trust's investment positions by issuing preferred shares, which pay out a short-term variable rate. When those preferred shares were issued in 1999, we invested the proceeds in bonds with longer maturities. During this reporting period, the payout rate of preferred shares was much lower than the yield the trust earned from those longer-maturity bonds. The trust issued preferred shares because the leverage they provided made it possible to enhance yield. However, the use of leverage increases the likelihood of share price volatility and market risk. In order to reduce that extra price volatility, we can hedge using futures contracts. When we shorten duration (decrease price volatility) using futures, and bond prices rise, we show losses on the futures contracts that are typically offset, at least partially, by unrealized price gains on the bonds held.

Specific issues also contributed positively to performance, including HealthEast, a Minnesota hospital and US Airways (1.2% and 0.3% of total investments, respectively)2 and other airline bonds. The trust's sizable stake in zero coupon municipal bonds, which did especially well early in the period, further helped returns.

------------
1 Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.
2  Holdings are disclosed as of November 30, 2003.

The trust's stake in nursing home bonds detracted from performance relative to its peer group, because many issuers suffered as liability insurance costs soared and some fiscally-strapped states lowered Medicaid payments. We reduced our nursing home holdings.

We increased the trust's exposure to more economically-sensitive sectors, such as paper, where we added bonds issued on behalf of Weyerhaeuser (0.2% of total investments), which made a positive contribution to performance. Going forward, we expect high-yield municipal bonds to do well as the economy improves and interest rates slowly rise.

/s/ Maureen G. Newman

Maureen G. Newman has been the portfolio manager of Colonial Municipal Income Trust since August 1998. Ms. Newman has managed various other tax-exempt funds for Columbia Management Advisors, Inc. or its predecessors since May 1996.

Past performance is no guarantee of future investment results. Current performance may be higher or lower than performance data shown.

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the trust shares will be affected by interest rate changes and the creditworthiness of issues held in the trust. Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer and rising interest rates. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

INVESTMENT PORTFOLIO

November 30, 2003



MUNICIPAL BONDS - 97.9%                    PAR        VALUE
-----------------------------------------------------------
EDUCATION - 5.7%
CA Educational Facilities Authority,
   Loyola Marymount University,
   Series 2001,
     (a) 10/01/14                  $ 1,250,000   $  786,450
CA Public Works Board Lease
   Revenue, UCLA, Series 2002 A,
     5.375% 10/01/15                 1,000,000    1,110,940
CA Statewide Community
   Development Authority, Crossroads
   School for Arts & Sciences,
   Series 1998,
     6.000% 08/01/28 (b)             1,110,000    1,153,112
IL University of Illinois,
   Series 2001 A,
     5.500% 08/15/17                   600,000      669,348
MA Development Finance Agency,
   Western New England College,
   Series 2002,
     6.125% 12/01/32                   200,000      203,894
MA Health & Educational Facilities
   Authority, Massachusetts Institute
   of Technology, Series 2002 K,
     5.500% 07/01/32                 1,500,000    1,712,145
MA Industrial Finance Agency,
   St. John's High School, Series 1998,
     5.350% 06/01/28                   300,000      298,335
MI Southfield Economic Development
   Corp., Lawrence University,
   Series 1998 A,
     5.400% 02/01/18                   750,000      754,710
NC Capital Facilities Finance
   Authority, Meredith College,
   Series 2001,
     5.125% 06/01/15                 1,000,000    1,087,490
VT Educational & Health Buildings
   Finance Agency, Norwich
   University, Series 1998,
     5.500% 07/01/21                 1,000,000    1,007,080
WA Higher Education Facilities
   Authority, Puget Sound University,
   Series 1998,
     5.375% 10/01/30                 5,000,000    5,267,400
WV University, Series 2000 A,
     (a) 04/01/25                      750,000      245,445
                                                -----------
                                                 14,296,349
                                                -----------

-----------------------------------------------------------
HEALTH CARE - 23.8%
CONGREGATE CARE RETIREMENT - 6.0%
CA La Verne Certificates
   of Participation,
   Brethren Hillcrest Homes,
   Series 2003 B,
     6.625% 02/15/25                   525,000      523,152




                                           PAR        VALUE

-----------------------------------------------------------
CA Statewide Community
   Development Authority,
   EskatonVillage-Grass Valley,
   Series 2000,
     8.250% 11/15/31 (b)             $ 750,000   $  811,305
CT Development Authority,
   The Elim Park Baptist, Inc. Project,
   Series 2003,
     5.850% 12/01/33                   430,000      435,452
FL Capital Projects Finance Authority,
   Continuing Care Retirement,
   Glenridge on Palmer Ranch,
   Series 2002 A,
     8.000% 06/01/32                   500,000      514,490
FL Lee County Industrial
   Development Authority,
   Shell Point Village Project
   Series 1999 A,
     5.500% 11/15/29                   400,000      382,440
GA Savannah Economic Development
   Authority, 1st Mortgage, Marshes
   of Skidaway, Series 2003 A,
     7.400% 01/01/34                   350,000      345,761
HI Department of Budget & Finance,
   Kahala Nui Project, Series 2003 A,
     8.000% 11/15/33                   750,000      755,828
IL Health Facilities Authority Revenue:
   Lutheran Senior Ministries,
   Series 2001,
     7.375% 08/15/31                   250,000      255,152
   Washington and Jane Smith
   Community Series 2003 A,
     7.000% 11/15/32                   525,000      523,661
KS Manhattan, Meadowlark Hills
   Retirement Home, Series 1999 A:
     6.375% 05/15/20                   250,000      254,180
     6.500% 05/15/28                 1,500,000    1,531,680
MA Boston Industrial Development
   Finance Authority, Springhouse, Inc.,
   Series 1988,
     5.875% 07/01/20                   235,000      231,099
MA Development Finance Agency,
   Loomis Communities:
   Series 1999 A,
     5.625% 07/01/15                   250,000      242,835
   Series 2002 A,
     6.900% 03/01/32                   125,000      128,745
NH Higher Educational & Health
   Facilities Authority, Rivermead at
   Peterborough, Series 1998,
     5.750% 07/01/28                 1,100,000      981,783
NJ Economic Development
   Authority, Seabrook Village, Inc.,
   Series 2000 A,
     8.250% 11/15/30                   500,000      536,610





See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
CONGREGATE CARE RETIREMENT (CONTINUED)
PA Chartiers Valley Industrial &
   Commercial Development
   Authority, Asbury Health Center,
   Series 1999,
     6.375% 12/01/24               $ 1,000,000    $ 981,040
PA County Authority, Dunwoody
   Village, Series 2003 A,
     5.375% 04/01/17                   400,000      413,472
PA Lancaster Industrial Development
   Authority:
   Baptist Home of Philadelphia,
   Series 1998 A:
     5.500% 11/15/18                   360,000      326,268
     5.600% 11/15/28                   500,000      437,410
   Garden Spot Village,
   Series 2000 A,
     7.625% 05/01/31                   325,000      342,852
TN Metropolitan Government,
   Nashville and Davidson Counties,
   Blakeford at Green Hills,
   Series 1998,
     5.650% 07/01/24                   575,000      523,353
TX Abilene Health Facilities
   Development Corp., Sears
   Methodist Retirement Obligated
   Group, Series 1998 A:
     5.900% 11/15/25                   750,000      701,685
     7.000% 11/15/33                   200,000      202,390
WI Health & Educational Facilities
   Authority:
   Attic Angel Obligated Group,
   Series 1998,
     5.750% 11/15/27                   875,000      780,990
   Clement Manor, Series 1998,
     5.750% 08/15/24                 1,000,000      900,100
   Three Pillars Senior Living
   Communities, Series 2003,
     5.750% 08/15/26                   500,000      494,950
   United Lutheran Program for
   Aging, Inc., Series 1998,
     5.700% 03/01/28                   750,000      671,108
                                                -----------
                                                 15,229,791
                                                -----------
HEALTH SERVICES - 0.5%
IL Health Facilities Authority,
   Midwest Physician Group Ltd.,
   Series 1998,
     5.500% 11/15/19                    90,000       71,239
MA Development Finance Agency,
   Boston Biomedical Research
   Institute, Series 1999,
     5.650% 02/01/19                   120,000      115,496




                                           PAR        VALUE

-----------------------------------------------------------
MA Health & Educational Facilities
   Authority, Civic Investments, Inc.,
   Series 2002 A,
     9.000% 12/15/15                 $ 750,000    $ 854,790
MN Minneapolis & St. Paul Housing
   & Redevelopment Authority,
   Healthpartners Project, Series 2003,
     5.625% 12/01/22                   200,000      199,420
                                                -----------
                                                  1,240,945
                                                -----------
HOSPITALS - 10.0%
AR Conway Health Facilities Board,
   Conway Regional Medical Center:
   Series 1999 A,
     6.400% 08/01/29                   350,000      367,731
   Series 1999 B,
     6.400% 08/01/29                   850,000      891,973
AZ Yavapai County Industrial
   Development Authority, Yavapai
   Regional Medical Center
   Series 2003 A,
     6.000% 08/01/33                   150,000      152,850
CA Health Facilities Financing
   Authority, Cedars-Sinai Medical
   Center, Series 1999 A,
     6.125% 12/01/30                   650,000      695,169
CO Health Care Facilities Authority,
   National Jewish Medical &
   Research Center, Series 1998:
     5.375% 01/01/16                 1,500,000    1,529,160
     5.375% 01/01/23                   340,000      336,580
FL Citrus County Hospital Board,
   Citrus Memorial Hospital,
   Series 2002,
     6.375% 08/15/32                   550,000      563,733
FL Orange County Health Facilities
   Authority, Orlando Regional
   Healthcare, Series 2002,
     5.750% 12/01/32                   150,000      154,027
FL South Lake County Hospital
   District, South Lake Hospital, Inc.,
   Series 2003,
     6.375% 10/01/34                   250,000      252,575
FL West Orange Healthcare District,
   Series 2001 A,
     5.650% 02/01/22                   400,000      403,872
IL Health Facilities Authority:
   Swedish American Hospital,
   Series 2000,
     6.875% 11/15/30                   500,000      544,605
   Thorek Hospital & Medical
   Center, Series 1998,
     5.375% 08/15/28                   500,000      440,910
IL Southwestern Development
   Authority, Anderson Hospital,
   Series 1999:
     5.375% 08/15/15                   500,000      507,365
     5.500% 08/15/20                   550,000      542,267



See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
HOSPITALS (CONTINUED)
LA Public Facilities Authority, Touro
   Infirmary, Series 1999:
     5.500% 08/15/19                 $ 250,000    $ 255,177
     5.625% 08/15/29                   525,000      527,426
MA Health & Educational Facilities
   Authority:
   Jordan Hospital, Series 2003 E,
     6.750% 10/01/33                   250,000      246,872
   Milford-Whitinsville
   Regional Hospital, Series 1998 C,
     5.250% 07/15/18                   500,000      477,360
MD Health & Higher Educational
   Facilities, Adventist Healthcare
   Series 2003 A:
     5.000% 01/01/16                   365,000      362,043
     5.750% 01/01/25                   400,000      403,328
MI Dickinson County Healthcare
   System, Series 1999,
     5.700% 11/01/18                   770,000      769,192
MI Flint Hospital Building Authority,
   Hurley Medical Center,
   Series 1998 A,
     5.375% 07/01/20                   460,000      403,158
MN St. Paul Housing & Redevelopment
   Authority, HealthEast Project,
   Series 2001 A,
     5.700% 11/01/15                 2,000,000    1,887,380
MN Washington County Housing &
   Redevelopment Authority,
   HealthEast, Inc., Series 1998,
     5.250% 11/15/12                 1,250,000    1,158,888
NH Higher Educational & Health
   Facilities Authority:
   Catholic Medical Center,
   Series 2002,
     6.125% 07/01/32                   200,000      203,336
   Littleton Hospital Association, Inc.,
   Series 1998 A:
     5.900% 05/01/18                   500,000      420,785
     6.000% 05/01/28                   625,000      500,856
   Series 1998 B,
     5.900% 05/01/28                   675,000      530,570
NJ Health Care Facilities Financing
   Authority Revenue, Health
   Systems, Inc., Series 2003 A,
     5.750% 07/01/23 (c)               500,000      511,060
NV Henderson Healthcare Facility
   Revenue, Catholic Healthcare West,
   Series 1998,
     5.375% 07/01/26                   500,000      468,625



                                           PAR        VALUE

-----------------------------------------------------------
NY State Dormitory Authority Revenues:
   North Shore-Long Island Jewish
   Medical Center, Series 2003,
     5.500% 05/01/33                 $ 200,000    $ 204,566
   South Nassau Communities Hospital,
   Series 2003,
     5.500% 07/01/23                   400,000      409,256
OH Belmont County, East Ohio
   Regional Hospital, Series 1998,
     5.700% 01/01/13                 1,500,000    1,329,720
OH Highland County Joint Township
   Hospital District, Series 1999,
     6.750% 12/01/29                   725,000      684,262
OH Lakewood Hospital Improvement
   Revenue, Lakewood Hospital
   Association, Series 2003,
     5.500% 02/15/14                   400,000      428,000
OH Miami County, Upper Valley
   Medical Center, Inc., Series 1996 A,
     6.250% 05/15/16                   665,000      692,970
OH Sandusky County, County
   Memorial Hospital, Series 1998,
     5.150% 01/01/08                   270,000      272,862
PA Allegheny County Hospital
   Development, Ohio Valley General
   Hospital, Series 1998 A,
     5.450% 01/01/28                 1,050,000      975,597
PA Pottsville Hospital Authority,
   Pottsville Hospital & Warner
   Clinic, Series 1998,
     5.625% 07/01/24                   605,000      524,154
SC Lexington County Health Services
   District, Inc., Hospital Improvement,
   Series 2003,
     5.500% 11/01/23                   750,000      773,693
TX Richardson Hospital Authority,
   Baylor Richardson Medical Center,
   Series 1998,
     5.625% 12/01/28                   300,000      302,154
TX Tyler Health Facilities
   Development Corp., Mother Frances
   Hospital, Series 2001,
     6.000% 07/01/31                   750,000      764,558
VT Educational & Health Buildings
   Finance Agency, Brattleboro
   Memorial Hospital,
     5.375% 03/01/28                   500,000      468,765
WI Health & Educational Facilities
   Authority:
   Aurora Health Care, Inc.,
   Series 2003,
     6.400% 04/15/33                   350,000      365,309
   Wheaton Franciscan
   Services, Series 2002,
     5.750% 08/15/30                   450,000      465,899
                                                -----------
                                                 25,170,638
                                                -----------




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
INTERMEDIATE CARE FACILITIES - 1.1%
IN Health Facilities Financing
   Authority, Hoosier Care, Inc.,
   Series 1999 A,
     7.125% 06/01/34               $ 1,065,000    $ 878,103
PA Economic Development Financing
   Authority, Northwestern Human
   Services, Inc., Series 1998 A,
     5.250% 06/01/14                 2,150,000    1,839,497
                                                -----------
                                                  2,717,600
                                                -----------
NURSING HOMES - 6.2%
AK Juneau, St. Ann's Care Center,
   Series 1999,
     6.875% 12/01/25                 1,000,000    1,016,660
CO Health Facilities Authority:
   American Housing Foundation I,
   Inc. Project, Series 1990 A,
     8.500% 12/01/31                   550,000      527,153
   Volunteers of America
   Series 1998 A:
     5.450% 07/01/08                   250,000      244,807
     5.750% 07/01/20                   700,000      627,718
   Series 1999 A,
     6.000% 07/01/29                   350,000      310,737
DE Sussex County, Healthcare
   Facility, Delaware Health Corp.,
   Series 1994 A,
     7.600% 01/01/24                   960,000      819,514
IA Finance Authority, Care Initiatives
   Project:
   Series 1996,
     9.250% 07/01/25                   985,000    1,172,554
   Series 1998 B:
     5.750% 07/01/18                   550,000      490,094
     5.750% 07/01/28                 1,475,000    1,253,322
IN Gary Industrial Economic
   Development, West Side Health
   Care Center, Series 1987 A,
     11.500% 10/01/17 (d)            2,230,000    1,672,500
IN Michigan City Health Facilities,
   Metro Health Foundation,
   Inc. Project,
     11.000% 11/01/22 (e)            4,500,000    1,170,000
KY Jefferson County First Mortgage,
   American Housing Funding,
   Kentucky-Iowa, Inc. Project,
   Series 1990,
     10.250% 01/01/20 (e)              890,000      400,500
KY Lexington-Fayette Urban County
   Government, First Mortgage,
   American Housing Funding,
   Kentucky-Iowa, Inc.
   Project, Series 1990,
     10.250% 01/01/20 (e)              900,000      405,000




                                           PAR        VALUE
-----------------------------------------------------------
MA Development Finance Agency:
   Alliance Health Care Facilities,
   Series 1999,
     7.100% 07/01/32               $ 1,150,000  $ 1,111,556
   American Health Woodlawn
   Manor, Inc.:
   Series 2000 A,
     7.750% 12/01/27                   375,000      318,083
   Series 2000 B,
     10.250% 06/01/27                   80,000       72,660
   GF/Massachusetts Inc.,
   Series 1994,
     8.300% 07/01/23                   895,000      910,680
MI Cheboygan County Economic
   Development Corp., Metro Health
   Foundation Project, Series 1993,
     11.000% 11/01/22 (e)            2,440,000      634,400
MN Carlton Inter-Faith Social
   Services, Inc., Series 2000,
     7.500% 04/01/19                   250,000      259,362
MN Sartell, Foundation for
   Healthcare, Series 1999 A,
     6.625% 09/01/29                 1,025,000      975,554
TX Kirbyville Health Facilities
   Development Corp.,
   Heartway III Project:
   Series 1997 A,
     10.000% 03/20/18 (d)              539,215      323,529
   Series 1997 B,
     6.000% 03/20/04 (d)               100,000        5,000
WA Kitsap County Housing
   Authority, Martha & Mary Nursing
   Home, Series 1996,
     7.100% 02/20/36                   643,000      779,843
                                                -----------
                                                 15,501,226
                                                -----------

-----------------------------------------------------------
HOUSING - 7.1%
ASSISTED LIVING/SENIOR - 2.9%
DE Kent County, Heritage at Dover,
   Series 1999,
     7.625% 01/01/30                 1,225,000    1,034,268
GA Columbus Housing Authority,
   The Gardens at Calvary,
   Series 1999,
     7.000% 11/15/19                   495,000      420,740
IL Development Finance Authority,
   Care Institute, Inc.,
     8.250% 06/01/25                 1,435,000    1,424,266
MN Roseville, Care Institute, Inc.,
   Series 1993,
     7.750% 11/01/23 (d)             1,630,000    1,059,500
NC Medical Care Commission,
   DePaul Community Facilities
   Project, Series 1999,
     7.625% 11/01/29                   985,000    1,013,939



See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
HOUSING (CONTINUED)
ASSISTED LIVING/SENIOR (CONTINUED)
NY Huntington Housing Authority,
   Gurwin Jewish Senior Center,
   Series 1999:
     5.875% 05/01/19                 $ 420,000    $ 387,454
     6.000% 05/01/29                   650,000      581,523
TX Bell County Health Facilities
   Development Corp., Care
   Institutes, Inc., Series 1994,
     9.000% 11/01/24                 1,415,000    1,434,202
                                                -----------
                                                  7,355,892
                                                -----------
MULTI-FAMILY - 4.2%
DE Wilmington, Electra Arms Senior
   Association Project, Series 1998,
     6.250% 06/01/28                   945,000      765,970
FL Broward County Housing Finance
   Authority, Chaves Lake Apartment
   Project, Series 2000,
     7.500% 07/01/40                   500,000      504,980
FL Clay County Housing Finance
   Authority, Madison Commons
   Apartments, Series 2000 A,
     7.450% 07/01/40                   500,000      504,990
GA Clayton County Housing
   Authority, Magnolia Park
   Apartments, Series 1999 A,
     6.250% 06/01/30                   750,000      476,625
MN Washington County Housing
   & Redevelopment Authority,
   Cottages of Aspen, Series 1992,
     9.250% 06/01/22                 1,000,000    1,023,750
MN White Bear Lake, Birch Lake
   Townhome Project:
   Series 1989 A,
     10.250% 07/15/19                1,770,000    1,782,744
   Series 1989 B,
     (a) 07/15/19                      628,000      486,046
Resolution Trust Corp., Pass Through
   Certificates, Series 1993 A,
     9.750% 12/01/16 (f)               455,481      448,918
SC Housing Finance & Development,
   Multi-Family Housing Finance
   Revenue, Westbridge Apartments,
   Series 1990 A,
     9.500% 09/01/20                 1,981,000    1,975,532
TN Franklin Industrial Development
   Board, Landings Apartment Project,
   Series 1996 B,
     8.750% 04/01/27                   710,000      736,284
TX Affordable Housing Corp.
   NHT/GTEX Project, Series 2001 C,
     10.000% 10/01/31 (d)              685,000      478,356




                                           PAR        VALUE
-----------------------------------------------------------
TX El Paso County Housing
   Finance Corp., American
   Village Communities:
   Series 2000 C,
     8.000% 12/01/32                 $ 300,000    $ 304,215
   Series 2000 D,
     10.000% 12/01/32                  300,000      308,388
VA Alexandria Redevelopment &
   Housing Authority, Courthouse
   Commons Apartments,
   Series 1990 A,
     10.000% 01/01/21                1,000,000      858,120
                                                -----------
                                                 10,654,918
                                                -----------
SINGLE FAMILY - 0.0%
KY Kentucky County Single Family
   Mortgage Revenue, Series 1987 A,
     9.000% 09/01/16                    30,000       30,068
                                                -----------

-----------------------------------------------------------
INDUSTRIAL - 4.7%
FOOD PRODUCTS - 1.5%
GA Cartersville Development Authority,
   Anheuser Busch Project, Inc.,
   Series 2002,
     5.950% 02/01/32                 1,000,000    1,048,670
IN Hammond, American Maize
   Products Co., Series 1994,
     8.000% 12/01/24                   260,000      281,471
LA Port of New Orleans Industrial
   Development, Continental Grain
   Company, Series 1993,
     7.500% 07/01/13                 1,000,000    1,020,850
LA Southern Louisiana Port
   Commission, Cargill, Inc. Project,
   Series 1997,
     5.850% 04/01/17                   500,000      531,400
MI Strategic Fund, Michigan Sugar Co.,
   Sebewaing Project, Series 1998 A,
     6.250% 11/01/15                 1,000,000      914,810
                                                -----------
                                                  3,797,201
                                                -----------
FOREST PRODUCTS - 1.5%
AL Camden Industrial Development
   Board, Weyerhaeuser Co.,
   Series 2003 B,
     6.375% 12/01/24                   400,000      422,564
AL Courtland Industrial Development
   Board, Champion International
   Corp., Series 1999,
     6.000% 08/01/29                 1,000,000    1,014,620
GA Rockdale County Development
   Authority, Solid Waste Disposal
   Visy Paper, Inc., Series 1993,
     7.500% 01/01/26                   800,000      809,536
LA Beauregard Parish, Boise Cascade
   Corp. Project, Series 2002,
     6.800% 02/01/27                 1,000,000      998,930




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
INDUSTRIAL (CONTINUED)
FOREST PRODUCTS (CONTINUED)
MI Delta County Economic
   Development Corp, Mead
   Westvaco-Escanaba, Series 2002 B,
     6.450% 04/15/23                 $ 300,000    $ 311,364
VA Bedford County Industrial
   Development Authority, Nekoosa
   Packaging Corp. Project,
   Series 1998,
     5.600% 12/01/25                   400,000      332,320
                                                -----------
                                                  3,889,334
                                                -----------
MANUFACTURING - 0.7%
IL Will-Kankakee Regional
   Development Authority, Flanders
   Corp., Precisionaire Project,
   Series 1997,
     6.500% 12/15/17                   860,000      847,711
TX Trinity River Authority, Texas
   Instruments Project, Series 1996,
     6.200% 03/01/20                   750,000      787,643
                                                -----------
                                                  1,635,354
                                                -----------
METALS & MINING - 0.2%
NV Department of Business &
   Industry, Wheeling-Pittsburgh
   Steel Corp., Series 1999 A,
     8.000% 09/01/14 (f)               250,000      185,745
VA Greensville County Industrial
   Development Authority,
   Wheeling-Pittsburgh Steel Corp.,
   Series 1999 A:
     6.375% 04/01/04                    70,000       68,751
     7.000% 04/01/14                   375,000      279,026
                                                -----------
                                                    533,522
                                                -----------
OIL & GAS - 0.8%
TX Gulf Coast Industrial Development
   Authority, Solid Waste Disposal
   Revenue, Citgo Petroleum,
   Series 1998,
     8.000% 04/01/28                   375,000      388,039
VI Virgin Islands Government
   Refinery Facilities Hovensa
   Coker Project, Series 2002,
     6.500% 07/01/21                   250,000      260,242
WA Pierce County Economic
   Development Corp., Occidental
   Petroleum Co., Series 1993,
     5.800% 09/01/29                 1,500,000    1,470,375
                                                -----------
                                                  2,118,656
                                                -----------
-----------------------------------------------------------



                                           PAR        VALUE
-----------------------------------------------------------
OTHER - 6.8%
OTHER - 1.2%
CA Golden State Tobacco Securitization
   Authority, Asset Backed:
   Series 2002 A-1:
     6.250% 06/01/33               $ 1,100,000  $ 1,032,658
     6.750% 06/01/39                   275,000      264,987
   Series 2003 B,
     5.500% 06/01/43                   500,000      490,515
NY Convention Center Operating
   Corp., Yale Building Project,
   Series 2003,
     (a) 06/01/08                    1,000,000      782,690
WA Tobacco Settlement Authority,
   Series 2002,
     6.625% 06/01/32                   500,000      471,120
                                                -----------
                                                  3,041,970
                                                -----------
POOL/BOND BANK - 0.2%
MI Municipal Bond Authority,
   Local Government Loan Project,
   Series 2001 A,
     5.375% 11/01/17                   550,000      610,225
                                                -----------

REFUNDED/ESCROWED (g) - 5.4%
CA San Joaquin Hills Transportation
   Corridor Agency, Series 1993,
     (a) 01/01/25                   10,000,000    3,393,600
CT Development Authority, Sewer
   Sludge Disposal Facilities,
   Series 1996,
     8.250% 12/01/06                   720,000      795,413
GA Forsyth County Hospital
   Authority, Georgia Baptist
   Healthcare System, Series 1998,
     6.000% 10/01/08                   755,000      833,777
ID Health Facilities Authority, IHC
   Hospitals, Inc., Series 1992,
     6.650% 02/15/21                 2,750,000    3,465,853
IL Metropolitan Pier & Exposition
   Authority, McCormick Project,
   Series 1994 A,
     (a) 06/15/14                    1,010,000      648,834
NC Lincoln County, Lincoln County
   Hospital, Series 1991,
     9.000% 05/01/07                   255,000      289,190
PA Delaware County Authority,
   Mercy Health Corp., Southeastern
   Pennsylvania Obligated, Series 1996:
     6.000% 12/15/16                 1,400,000    1,579,480
     6.000% 12/15/26                   500,000      560,145
TN Shelby County, Health, Education
   & Housing Facilities Board,
   Open Arms Development Center:
   Series 1992 A,
     9.750% 08/01/19                   465,000      588,258
   Series 1992 C,
     9.750% 08/01/19                   470,000      594,700




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
OTHER (CONTINUED)
REFUNDED/ESCROWED (CONTINUED)
WV Hospital Finance Authority,
   Charleston Area Medical Center,
   Series 2000 A,
     6.750% 09/01/30                 $ 605,000  $   749,147
                                                -----------
                                                 13,498,397
                                                -----------

-----------------------------------------------------------
OTHER REVENUE - 2.6%
HOTELS - 0.8%
PA Philadelphia Authority for
   Industrial Development, Doubletree
   Project, Series 1997 A,
     6.500% 10/01/27                 2,000,000    2,001,720
                                                -----------

RECREATION - 1.1%
CA Agua Cliente, Band of Cahuilla
   Indians Revenue, Series 2003,
     5.600% 07/01/13                   775,000      781,246
CT Mohegan Tribe Indians,
   Series 2001,
     6.250% 01/01/31                   200,000      211,686
FL Capital Trust Agency, Seminole
   Tribe Convention Center,
   Series 2002 A,
     10.000% 10/01/33                  900,000    1,110,015
NM Red River Sports Facility, Red
   River Ski Area Project, Series 1998,
     6.450% 06/01/07                   665,000      674,303
                                                -----------
                                                  2,777,250
                                                -----------
RETAIL - 0.7%
NJ Economic Development Authority,
   Glimcher Properties LP Project,
   Series 1998,
     6.000% 11/01/28                 1,000,000    1,013,240
OH Lake County, North Madison
   Properties, Series 1993,
     8.819% 09/01/11                   650,000      642,967
                                                -----------
                                                  1,656,207
                                                -----------

-----------------------------------------------------------
RESOURCE RECOVERY - 1.3%
DISPOSAL - 0.5%
MA Industrial Finance Agency,
   Peabody Monofill Associates, Inc.,
   Series 1995,
     9.000% 09/01/05                   555,000      575,874
UT Carbon County, Laidlaw
   Environmental, Series 1997 A:
     7.450% 07/01/17                   500,000      509,875
     7.500% 02/01/10                   250,000      255,650
                                                -----------
                                                  1,341,399
                                                -----------
RESOURCE RECOVERY - 0.8%
MA Industrial Finance Agency, Ogden
   Haverhill Project, Series 1998 A,
     5.500% 12/01/13                 1,000,000      990,680




                                           PAR        VALUE
-----------------------------------------------------------
PA Delaware County Industrial
   Development Authority, BFI Project,
   Series 1988 A,
     6.200% 07/01/19               $ 1,000,000  $ 1,038,590
                                                -----------
                                                  2,029,270
                                                -----------

-----------------------------------------------------------
TAX-BACKED - 17.1%
LOCAL APPROPRIATED - 0.4%
CA Compton Certificates of
   Participation, Civic Center &
   Capital Improvements,
   Series 1997 A,
     5.500% 09/01/15                 1,000,000    1,042,430
                                                -----------

LOCAL GENERAL OBLIGATIONS - 6.8%
CA East Side Union High School
   District, Series 2003 B,
     5.100% 02/01/20                   750,000      821,213
CA Fresno Unified School District,
   Series 2002 A,
     6.000% 02/01/18                 1,245,000    1,488,385
CA Los Angeles Unified
   School District:
   Series 1997 E,
     5.125% 01/01/27                 1,250,000    1,292,500
   Series 2002,
     5.750% 07/01/16                   600,000      703,704
CA Vallejo Unified School District,
   Series 2002 A,
     5.900% 08/01/25                 1,000,000    1,167,980
LA New Orleans, Series 1991,
     (a) 09/01/15                    4,000,000    2,406,040
NY New York City, Series 1998 H,
     5.125% 08/01/25                 5,000,000    5,128,850
TX Dallas County Flood Center,
   District 1, Series 2002,
     7.250% 04/01/32                   750,000      761,730
TX Irving Independent School
   District, Series 1997:
     (a) 02/15/15                    1,500,000      913,680
     (a) 02/15/16                    1,000,000      575,030
WA Clark County School District
   No. 37, Series 2001 C,
     (a) 12/01/18                    4,000,000    1,960,000
                                                -----------
                                                 17,219,112
                                                -----------
SPECIAL NON-PROPERTY TAX - 4.6%
CA San Diego Redevelopment
   Agency, Series 2001,
     (a) 09/01/18                    1,015,000      503,288
FL Northern Palm Beach County
   Improvement District, Series 1999,
     5.900% 08/01/19                   500,000      561,835



See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
TAX-BACKED (CONTINUED)
SPECIAL NON-PROPERTY TAX (CONTINUED)
IL Metropolitan Pier & Exposition
   Authority, McCormick Project:
   Series 1994 A,
     (a) 06/15/14                  $ 3,990,000  $ 2,555,276
     (a) 06/15/15                    3,000,000    1,808,790
   Series 1996 A,
     (a) 12/15/13                    5,000,000    3,309,650
PR Commonwealth Highway
   & Transportation Authority:
   Series 2003 AA:
     5.500% 07/01/18                   375,000      434,452
     5.500% 07/01/20                 1,500,000    1,733,220
   Series 2002 E,
     5.500% 07/01/21                   500,000      575,510
                                                -----------
                                                 11,482,021
                                                -----------
SPECIAL PROPERTY TAX - 3.5%
CA Huntington Beach Community
   Facilities District, Grand Coast
   Resort, Series 2001,
     6.450% 09/01/31                   500,000      514,875
CA Orange County Community
   Facilities District, Ladera Ranch,
   Series 1999 A,
     6.500% 08/15/21                 1,000,000    1,042,240
CA Orange County Improvement
   Bond Act 1915, Phase IV,
   No. 01-1-B, Series 2003,
     5.750% 09/02/33                   500,000      503,285
CA Redwood City Community
   Facilities District, 1 Redwood,
   Series 2003 B,
     6.000% 09/01/33                   300,000      306,177
CA Temecula Valley Unified School
   District, No. 02-1, Series 2003,
     6.125% 09/01/33                   355,000      357,808
CA Yorba Linda Redevelopment
   Agency, Series 1998 A,
     (a) 09/01/24                    1,325,000      442,828
FL Celebration Community
   Development District,
   Series 2003 A,
     6.400% 05/01/34                   750,000      767,490
FL Colonial Country Club Community
   Development District, Capital
   Improvement Series 2003,
     6.400% 05/01/33                   500,000      512,480
FL Double Branch Community
   Development District, Series 2002 A,
     6.700% 05/01/34                   500,000      518,810
FL Heritage Palms Community
   Development District,
   Series 1999 A,
     6.250% 11/01/04                   475,000      479,546





                                           PAR        VALUE
-----------------------------------------------------------
FL Islands at Doral Southwest
   Community Development District,
   Series 2003,
     6.375% 05/01/35                 $ 250,000    $ 255,665
FL Lexington Oaks Community
   Development District,
   Series 1998 A,
     6.125% 05/01/19                   710,000      720,508
FL Orlando, Conroy Road Interchange
   Project, Series 1998 A:
     5.500% 05/01/10                   125,000      127,799
     5.800% 05/01/26                   300,000      301,626
FL Stoneybrook Community
   Development District:
   Series 1998 A,
     6.100% 05/01/19                   245,000      248,741
   Series 1998 B,
     5.700% 05/01/08                   100,000      100,908
MI Pontiac Finance Authority,
   Development Area, No. 3,
   Series 2002,
     6.375% 06/01/31                   450,000      451,575
MI Taylor Tax Increment Finance
   Authority, Series 2001,
     5.375% 05/01/17                 1,000,000    1,106,590
                                                -----------
                                                  8,758,951
                                                -----------
STATE APPROPRIATED - 0.8%
MI Building Authority, Series 2001 I,
     5.000% 10/15/24                 1,000,000    1,022,160
PR Commonwealth of Puerto Rico,
   Public Finance Corp., Series 2002 E,
     6.000% 08/01/26                   900,000    1,034,559
                                                -----------
                                                  2,056,719
                                                -----------
STATE GENERAL OBLIGATIONS - 1.0%
PR Commonwealth of Puerto Rico,
   Public Improvement, Series 2001 A,
     5.500% 07/01/21                 1,750,000    2,007,233
TX Board of Regents University,
   Series 2001 B,
     5.375% 08/15/18                   350,000      384,258
                                                -----------
                                                  2,391,491
                                                -----------

-----------------------------------------------------------
TRANSPORTATION - 10.3%
AIR TRANSPORTATION - 3.2%
CA Los Angeles Regional
   Airports Improvement:
   American Airlines, Series 2002 C,
     7.500% 12/01/24                   500,000      490,970
   Laxfuel Corp., Series 2001,
     5.250% 01/01/23                   500,000      506,880
FL Capital Trust Agency Revenue, Air
   Cargo-Orlando Project, Series 2003,
     6.750% 01/01/32                   350,000      328,228




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
TRANSPORTATION (CONTINUED)
AIR TRANSPORTATION (CONTINUED)
IN Indianapolis Airport Authority:
   FedEx Corp., Series 1994,
     7.100% 01/15/17               $ 1,000,000  $ 1,050,510
   United Airlines Project,
   Series 1995 A,
     6.500% 11/15/31 (e)             1,000,000      372,480
KY Kenton County Airport Board,
   Delta Airlines, Inc.,
   Series 1992 A,
     7.500% 02/01/20                 1,250,000    1,247,500
MN Minneapolis & St. Paul
   Metropolitan Airport Commission,
   Northwest Airlines, Inc.:
   Series 2001 A,
     7.000% 04/01/25                   325,000      303,709
   Series 2001 B,
     6.500% 04/01/25                   250,000      242,813
NC Charlotte Special Facilities
   Revenue, Douglas International
   Airport, US Airways, Inc.:
   Series 1998,
     5.600% 07/01/27                   250,000      180,990
   Series 2000,
     7.750% 02/01/28                   500,000      451,965
NJ Economic Development
   Authority, Continental Airlines Inc.
   Project, Series 2003,
     9.000% 06/01/33                 1,250,000    1,339,163
NY New York City Industrial
   Development, JFK International
   Airport Project, American
   Airlines, Inc., Series 2002 B,
     8.500% 08/01/28                   500,000      368,875
PA Philadelphia Authority for
   Industrial Development,
   Aero Philadelphia LLC,
   Series 1999,
     5.250% 01/01/09                   350,000      327,705
TX Houston Industrial Development,
   Air Cargo-Perot Development,
   Series 2002,
     6.000% 03/01/23                   555,000      558,824
WA Port Seattle, Northwest Airlines,
   Inc., Series 2000,
     7.250% 04/01/30                   425,000      404,727
                                                -----------
                                                  8,175,339
                                                -----------
AIRPORTS - 3.5%
PA Philadelphia Airport Authority for
   Industrial Development,
   Series 1998 A,
     5.125% 07/01/28                 8,750,000    8,860,863
                                                -----------





                                           PAR        VALUE
-----------------------------------------------------------
TOLL FACILITIES - 2.3%
CA San Joaquin Hills Transportation
   Corridor Agency, Series 1993 A,
     (a) 01/15/15                  $ 3,000,000  $ 1,834,110
CO Northwest Parkway Public
   Highway Authority, Series 2001 D,
     7.125% 06/15/41                   750,000      756,615
CO Public Highway Authority,
   Arapahoe County, E-470, Series 2000 B:
     (a) 09/01/18                    3,000,000    1,492,080
     (a) 09/01/35                    8,750,000      844,463
MA Turnpike Authority, Series 1999 A,
     5.000% 01/01/39                   500,000      504,415
NY Triborough Bridge & Tunnel
   Authority, Series 2002,
     5.500% 11/15/20                   375,000      431,246
                                                -----------
                                                  5,862,929
                                                -----------
TRANSPORTATION - 1.3%
NV Department of Business &
   Industry, Las Vegas Monorail Project,
   Series 2000,
     7.375% 01/01/40                   750,000      745,710
NY Metropolitan Transportation
   Authority Project, Series 2002 A,
     5.000% 11/15/30                 2,385,000    2,431,555
                                                -----------
                                                  3,177,265
                                                -----------

-----------------------------------------------------------
UTILITY - 18.5%
INDEPENDENT POWER PRODUCER - 2.6%
MI Midland County Economic
   Development Corp., Series 2000,
     6.875% 07/23/09                 1,000,000    1,028,940
NY Port Authority of New York &
   New Jersey, KIAC Partners,
   Series 1996 IV,
     6.750% 10/01/11                 2,000,000    2,096,080
PA Carbon City Industrial Development
   Panther Creek Partners Project,
   Series 2000,
     6.650% 05/01/10                   150,000      162,448
PA Economic Development Finance
   Authority, Colver Project,
   Series 1994 D,
     7.150% 12/01/18                 1,500,000    1,565,310
PR Commonwealth of Puerto Rico
   Industrial, Educational, Medical
   & Environmental Cogeneration
   Facilities, AES Project,
   Series 2000,
     6.625% 06/01/26                   325,000      337,191
VA Pittsylvania County Industrial
   Development Authority, Multi-trade of
   Pittsylvania, Series 1994 A:
     7.450% 01/01/09                 1,000,000    1,000,450
     7.550% 01/01/19                   250,000      247,137
                                                -----------
                                                  6,437,556
                                                -----------





See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
UTILITY (CONTINUED)
INVESTOR OWNED - 4.3%
AZ Maricopa County Pollution
   Control, El Paso Electric Co.,
   Series 2002 A,
     6.250% 05/01/37                 $ 500,000    $ 516,085
AZ Pima Industrial Development
   Authority, Tucson Electric
   Power Co., Series 1997 A,
     6.100% 09/01/25                   750,000      713,362
CT Development Authority,
   Connecticut Light & Power Co.,
   Series 1993 B,
     5.950% 09/01/28                   100,000      104,967
FL Polk County Industrial
   Development Authority, Tampa
   Electric Co. Project,
   Series 1996,
     5.850% 12/01/30                   800,000      796,768
IL Bryant Pollution Control Revenue,
   Central Illinois Light Co.,
   Series 1993,
     5.900% 08/01/23                 1,000,000    1,005,040
IN Petersburg Pollution Control
   Revenue, Indianapolis Power &
   Light Project, Series 1995,
     6.625% 12/01/24                   750,000      767,280
LA Calcasieu Parish Industrial
   Development Board, Entergy Gulf
   States, Inc., Series 1999,
     5.450% 07/01/10                   500,000      503,095
LA West Feliciana Parish, Entergy
   Gulf States, Inc., Series 1999 B,
     6.600% 09/01/28                   500,000      508,945
MS Business Finance Corp., Systems
   Energy Resources Project,
   Series 1998,
     5.875% 04/01/22                 1,500,000    1,501,530
MT Forsyth Pollution Control,
   Portland General Series 1998,
     5.200% 05/01/33                   225,000      232,051
NV Clark County, Nevada Power
   Co., Series 1997 A,
     5.900% 11/01/32                 3,000,000    2,467,740
OH Air Quality Development
   Authority, Pollution Control
   Cleveland Electric, Series 2002 A,
     6.000% 12/01/13                   650,000      659,633
TX Brazos River Authority Pollution
   Control, TXU Electric Co.:
   Series 2001 C,
     5.750% 05/01/36                   275,000      288,439
   Series 2003 C,
     6.750% 10/01/38                   775,000      814,324
                                                -----------
                                                 10,879,259
                                                -----------




                                           PAR        VALUE
-----------------------------------------------------------
MUNICIPAL ELECTRIC - 5.6%
CA Department of Water Resources,
   Power Supply Revenue Bonds,
   Series 2002 A,
     5.500% 05/01/14               $ 2,000,000  $ 2,263,860
NC Eastern Municipal Power Agency,
   Series 2003 F,
     5.500% 01/01/16                   430,000      458,143
NY Long Island Power Authority
   Series 2003,
     5.000% 04/01/10                 1,000,000    1,113,150
PR Puerto Rico Electric Power
   Authority, Series 2002 II,
     5.125% 07/01/26                 1,500,000    1,570,290
TX Austin Utilities System,
   Series 1994:
     (a) 05/15/17                    6,600,000    3,544,992
     (a) 05/15/18                    5,000,000    2,524,900
WA Seattle Light & Power,
   Series 2001,
     5.500% 03/01/17                 2,250,000    2,498,850
                                                -----------
                                                 13,974,185
                                                -----------
WATER & SEWER - 6.0%
CA Castaic Lake Water Agency,
   Series 1999 A:
     (a) 08/01/25                   10,445,000    3,291,011
     (a) 08/01/26                   10,445,000    3,113,341
MA Water Resources Authority,
   Series 1997 D,
     5.000% 08/01/24 (h)             6,000,000    6,112,020
MO V Lakes Utility District Ranking,
   Series 1994,
     8.250% 07/15/24                   500,000      484,720
TX Houston Water & Sewer System,
   Series 1991 C,
     (a) 12/01/12                    3,000,000    2,103,690
                                                -----------
                                                 15,104,782
                                                -----------

TOTAL MUNICIPAL BONDS
   (cost of $246,437,270)                       246,550,834
                                                -----------

MUNICIPAL PREFERRED STOCK - 0.2%        SHARES
-----------------------------------------------------------
HOUSING - 0.2%
MULTI-FAMILY - 0.2%
Charter Mac Equity Issuer Trust
   Acceptance Co.,
     7.600% 11/30/50 (f)               500,000      554,760
                                                -----------
     (cost of $500,000)

SHORT-TERM OBLIGATIONS - 0.7%              PAR
-----------------------------------------------------------
VARIABLE RATE DEMAND NOTES (I) - 0.7%
IA Hills Healthcare Revenue,
   Mercy Hospital, Series 2002,
     1.100% 08/01/32                 $ 100,000      100,000




See notes to investment portfolio.

November 30, 2003


SHORT-TERM OBLIGATIONS (CONTINUED)         PAR        VALUE
-----------------------------------------------------------
IA Finance Authority,
   Drake University, Series 2001,
     1.150% 07/01/31                 $ 400,000    $ 400,000
IN Health Facility Financing Authority:
   Fayette Memorial Hospital
   Association, Inc., Series 2002 A,
     1.150% 10/01/32                   700,000      700,000
   Golden Years Homestead, Inc.,
   Series 2002 A,
     1.150% 06/01/25                   400,000      400,000
MO State Health & Educational
   Facilities Authority, Washington
   University, Series 1996 C,
     1.050% 09/01/30                   100,000      100,000
MS Jackson County Pollution Control
   Revenue, Chevron USA, Inc.,
   Series 1993,
     1.080% 06/01/23                   100,000      100,000
                                                -----------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $1,800,000)                           1,800,000
                                                -----------

TOTAL INVESTMENTS - 98.8%
   (cost of $248,737,270) (j)                   248,905,594
                                                -----------

OTHER ASSETS & LIABILITIES, NET - 1.2%            3,088,306
-----------------------------------------------------------
NET ASSETS * - 100.0%                          $251,993,900
                                               ============


NOTES TO INVESTMENT PORTFOLIO:
================================================================================
*   Net assets represent both Common Shares and Auction Preferred Shares.
(a) Zero coupon bond.
(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At November 30, 2003, the value of these securities amounted to $1,964,417, which represents 0.8% of net assets.

    Additional information on these securities are as follows:

                                      ACQUISITION  ACQUISITION
    SECURITY                              DATE         COST
    ----------------------------------------------------------
    CA Statewide Community Development
      Authority:
      Crossroads School for
      Arts & Sciences, Series 1998:
        6.000% 08/01/28                 08/21/98   $  410,000
        6.000% 08/01/28                 08/31/98      700,000
      Eskaton Village-Grass Valley,
      Series 2000,
        8.250% 11/15/31                 09/08/00      750,000
                                                  -----------
                                                  $ 1,860,000
                                                  ===========

--------------------------------------------------------------------------------
(c) This security has been purchased on a delayed delivery basis.
(d) The issuer is in default of certain debt covenants. Income is not being fully accrued.
(e) As of November 30, 2003, the Trust held securities of certain issuers that have filed for bankruptcy protection under Chapter 11, representing 1.2% of net assets. This issuer is in default of certain debt covenants. Income is not being fully accrued.
(f) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to $1,189,423, which represents 0.5% of net assets.
(g) The Trust has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(h) This security, or a portion thereof, with a market value of $2,203,383, is being used to collateralize open futures contracts.
(i) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 2003.
(j) Cost for federal income tax purposes is $248,585,715.

Short futures contracts open at November 30, 2003:

                      PAR VALUE                 UNREALIZED
                     COVERED BY   EXPIRATION   APPRECIATION
       TYPE           CONTRACTS      MONTH      AT 11/30/03
-----------------------------------------------------------
U.S. Treasury
    Bond           $33,900,000      Mar-04         $67,988
10 Year U.S. Treasury
    Note            45,100,000      Mar-04          24,620
                                                ----------
                                                   $92,608
                                                ==========





See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2003


ASSETS:

Investments, at cost                           $248,737,270
                                               ------------
Investments, at value                          $248,905,594
Cash                                                 24,437
Receivable for:
   Interest                                       3,893,089
   Futures variation margin                         673,703
Deferred Trustees' compensation plan                  8,523
                                               ------------
   Total Assets                                 253,505,346
                                               ------------

LIABILITIES:
Payable for:
   Preferred shares remarketing commissions           5,554
   Investments purchased
      on a delayed delivery basis                   512,583
   Distributions--common shares                     779,675
   Distributions--preferred shares                   21,750
   Investment advisory fee                          132,648
   Pricing and bookkeeping fees                       7,374
   Trustees' fees                                       490
   Custody fee                                        4,561
Deferred Trustees' fees                               8,523
Other liabilities                                    38,288
                                               ------------
   Total Liabilities                              1,511,446
                                               ------------

Auction Preferred Shares (3,600 shares issued and
   outstanding at $25,000 per share)           $ 90,000,000
                                               ------------


COMPOSITION OF NET ASSETS
   APPLICABLE TO COMMON SHARES:

Paid-in capital--common shares                 $207,660,849
Undistributed net investment income                 764,260
Accumulated net realized loss                   (46,692,141)
Net unrealized appreciation on:
   Investments                                      168,324
   Futures contracts                                 92,608
                                               ------------
Net assets at value applicable to 27,688,567
   common shares of beneficial
   interest outstanding                        $161,993,900
                                               ============

Net asset value per common share               $       5.85
                                               ============




STATEMENT OF OPERATIONS

For the Year Ended November 30, 2003


INVESTMENT INCOME:

Interest                                       $ 15,286,359
                                               ------------

EXPENSES:

Investment advisory fee                           1,624,571
Transfer agent fee                                   73,538
Pricing and bookkeeping fees                        136,603
Trustees' fees                                       14,124
Preferred shares remarketing commissions            225,869
Custody fee                                          17,867
Other expenses                                      133,271
                                               ------------
   Total Expenses                                 2,225,843
Custody earnings credit                                (729)
                                               ------------
   Net Expenses                                   2,225,114
                                               ------------
Net Investment Income                            13,061,245
                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FUTURES CONTRACTS:
Net realized loss on:
   Investments                                   (1,556,587)
   Futures contracts                             (4,462,309)
                                               ------------
Net realized loss                                (6,018,896)
                                               ------------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                    7,072,993
   Futures contracts                               (569,303)
                                               ------------
Net change in unrealized
   appreciation/depreciation                      6,503,690
                                               ------------
Net Gain                                            484,794
                                               ------------
Net Increase in Net Assets from Operations       13,546,039
                                               ------------
LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income                         (886,846)
                                               ------------
Net Increase in Net Assets from Operations
   Applicable to Common Shares                 $ 12,659,193
                                               ------------




See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED NOVEMBER 30,
                                                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                               2003                2002
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                         $ 13,061,245       $ 13,809,914
Net realized loss on investments and futures contracts                                          (6,018,896)        (6,308,757)
Net change in unrealized appreciation/depreciation on investments and futures contracts          6,503,690         (2,635,172)
                                                                                              ------------       ------------
Net Increase from Operations                                                                    13,546,039          4,865,985
                                                                                              ------------       ------------
LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS:
From net investment income                                                                        (886,846)        (1,342,604)
                                                                                              ------------       ------------
Net Increase in Net Assets from Operations Applicable to Common Shares                          12,659,193          3,523,381
                                                                                              ------------       ------------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income:                                                                    (11,897,663)       (11,625,618)
                                                                                              ------------       ------------
SHARE TRANSACTIONS:
Distributions reinvested                                                                           188,292             66,517
                                                                                              ------------       ------------
Total Increase (Decrease) in Net Assets Applicable to Common Shares                                949,822         (8,035,720)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of period                                                                            161,044,078        169,079,798
                                                                                              ------------       ------------
End of period (including undistributed net investment income
   of $764,260 and $565,056, respectively)                                                    $161,993,900       $161,044,078
                                                                                              ============       ============
NUMBER OF TRUST SHARES:
Common Shares:
Issued for distributions reinvested                                                                 32,387             11,067
Outstanding at:
   Beginning of period                                                                          27,656,180         27,645,113
                                                                                              ------------       ------------
   End of period                                                                                27,688,567         27,656,180
                                                                                              ------------       ------------
Preferred Shares:
Outstanding at end of period                                                                         3,600              3,600
                                                                                              ------------       ------------





See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2003


NOTE 1. ORGANIZATION

Colonial Municipal Income Trust (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company.

INVESTMENT GOAL

The Trust seeks to provide high current income, generally exempt from federal income taxes, by investing primarily in medium and lower quality bonds and notes issued by or on behalf of state and local government units whose interest is exempt from ordinary federal income tax, other than the possible incidence of any alternative minimum tax. The Trust's secondary goal is to seek total return.

TRUST SHARES

The Trust may issue an unlimited number of common shares. On July 20, 1999, the Trust issued 3,600 Auction Preferred Shares ("APS").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Trust may invest in municipal and U.S. Treasury futures contracts. The Trust will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Trust's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Trust deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Trust equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Trust also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Trust recognizes a realized gain or loss when the contract is closed or expires.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resale.

November 30, 2003


OPTIONS

The Trust may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Trust's exposure to the underlying instrument. Writing call options tends to decrease the Trust's exposure to the underlying instrument. When the Trust writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Trust as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Trust may not be able to enter into a closing transaction because of an illiquid market.

The Trust may also purchase put and call options. Purchasing call options tends to increase the Trust's exposure to the underlying instrument. Purchasing put options tends to decrease the Trust's exposure to the underlying instrument. The Trust pays a premium, which is included in the Trust's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

DELAYED DELIVERY SECURITIES

The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the delayed delivery commitment in a separate account.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

FEDERAL INCOME TAX STATUS

The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, by distributing substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to common shareholders are recorded on ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2003 was 1.06%. For the year ended November 30, 2003, the Trust declared dividends to Auction Preferred shareholders amounting to $886,846, representing an average APS dividend rate of 0.99%.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2003, permanent differences resulting primarily from differing treatments for market discount reclassifications, discount accretion/premium amortization on debt securities and expired capital loss carryforward were identified and reclassified among the components of the Trust's net assets as follows:

      UNDISTRIBUTED         ACCUMULATED
     NET INVESTMENT        NET REALIZED           PAID-IN
         INCOME                LOSS               CAPITAL
      ------------         ------------         -----------
        $(77,532)           $7,576,458         $(7,498,926)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2003 and November 30, 2002 was as follows:

                                NOVEMBER 30,    NOVEMBER 30,
                                   2003            2002
                               ------------    ------------
Distributions paid from:
  Tax-Exempt Income             $12,778,538     $12,956,212
  Ordinary Income*                    5,971          12,010
  Long-Term Capital Gains                --              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

November 30, 2003


As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED  UNDISTRIBUTED   UNDISTRIBUTED
    TAX-EXEMPT       ORDINARY       LONG-TERM    NET UNREALIZED
      INCOME          INCOME      CAPITAL GAINS   APPRECIATION*
   ------------    ------------   ------------    -------------
    $2,896,738          $--            $--          $319,879

* The differences between book-basis and tax-basis net unrealized appreciation is primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation (depreciation) at November 30, 2003, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                     $ 15,256,873
   Unrealized depreciation                      (14,936,994)
                                               ------------
   Net unrealized appreciation                 $    319,879
                                               ------------

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                   CAPITAL LOSS
          EXPIRATION                  CARRYFORWARD
          ----------                 --------------
             2004                   $        4,074
             2005                        7,196,783
             2007                        3,490,821
             2008                       13,036,764
             2009                        3,114,307
             2010                        7,684,792
             2011                        4,393,912
                                    --------------
                                    $   38,921,453
                                    --------------

Capital loss carryforwards of $7,498,926 were utilized and/or expired during the year ended November 30, 2003 for the Trust. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

On April 1, 2003, Colonial Management Associates, Inc., the previous investment advisor to the Trust, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Trust's investment advisor. The merger did not change the way the Trust is managed, the investment personnel assigned to manage the Trust or the fees paid by the Trust.

INVESTMENT ADVISORY FEE

Columbia is the investment advisor to the Trust and provides administrative and other services. Columbia receives a monthly fee at the annual rate of 0.65% of the Trust's average weekly net assets, including assets applicable to the APS.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street").

Under its pricing and bookkeeping agreement with the Trust, Columbia receives from the Trust an annual flat fee of $10,000 paid monthly, and in any month that the Trust's average weekly net assets, including assets applicable to the APS, exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets, including assets applicable to the APS, of the Trust for that month. The Trust also pays additional fees for pricing services. For the year ended November 30, 2003, the effective pricing and bookkeeping fee rate was 0.055%. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

CUSTODY CREDITS

The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Trust pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

NOTE 5. PREFERRED SHARES

The Trust currently has outstanding 3,600 APS. The APS are redeemable at the option of the Trust on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Act, the Trust is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the APS Agreement and in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2003, there were no restrictions on the Trust.

November 30, 2003



NOTE 6. PORTFOLIO INFORMATION
PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $36,636,345 and $43,649,498, respectively.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES
INDUSTRY FOCUS

The Trust may focus its investments in certain industries, subjecting it to greater risk than a trust that is more diversified.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

GEOGRAPHIC CONCENTRATION

The Trust has greater than 5% of its net assets at November 30, 2003, invested in debt obligations issued by the states of California, Illinois, Massachusetts, New York, Pennsylvania, Texas and Washington, and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Trust is more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                   YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------------------------------
                                                                  2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $      5.82  $      6.12  $      6.05  $      6.51  $      7.57
                                                                -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.47(a)      0.50(a)(b)   0.53(a)      0.55(c)      0.46
Net realized and unrealized gain (loss)
   on investments and futures contracts                                0.02        (0.33)(b)     0.03        (0.44)       (0.97)
                                                                -----------  -----------  -----------  -----------  -----------
   Total from Investment Operations                                    0.49         0.17         0.56         0.11        (0.51)
                                                                -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income                                            (0.03)       (0.05)       (0.10)       (0.14)       (0.04)
                                                                -----------  -----------  -----------  -----------  -----------
   Total from Investment Operations Applicable
      to Common Shareholders                                           0.46         0.12         0.46        (0.03)       (0.55)
                                                                -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO
   COMMON SHAREHOLDERS:
From net investment income                                            (0.43)       (0.42)       (0.39)       (0.43)       (0.42)
In excess of net investment income                                       --           --           --           --        (0.04)
                                                                -----------  -----------  -----------  -----------  -----------
   Total Distributions Declared to
      Common Shareholders                                             (0.43)       (0.42)       (0.39)       (0.43)       (0.46)
                                                                -----------  -----------  -----------  -----------  -----------
LESS SHARE TRANSACTIONS:
Commission and offering costs-- preferred shares                         --           --           --           --(d)     (0.05)
                                                                -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                                  $      5.85  $      5.82  $      6.12  $      6.05  $      6.51
                                                                ===========  ===========  ===========  ===========  ===========
Market price per share-- common shares                          $      5.65  $      5.67  $      5.65  $      5.38  $      5.75
                                                                ===========  ===========  ===========  ===========  ===========
Total return-- based on market value-- common shares (e)              7.35%        7.87%       12.05%        0.84%     (24.33)%
                                                                ===========  ===========  ===========  ===========  ===========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)(g)                                                       1.39%        1.37%        1.45%        1.33%        1.08%
Net investment income before preferred stock dividend (f)(g)          8.17%        8.28%(b)     8.55%        8.88%        7.00%
Net investment income after preferred stock dividend (f)(g)           7.61%        7.47%(b)     6.94%        6.68%        6.36%
Portfolio turnover rate                                                 15%          27%          12%          12%          20%
Net assets, end of period (000's)-- common shares               $   161,994  $   161,044   $  169,080  $   167,265  $   180,082

(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Trust adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change, for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 8.24% to 8.28% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 7.43% to 7.47%. The impact to net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002, have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Rounds to less than $0.01 per share.
(e)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(f)The benefits derived from custody credits and directed brokerage arrangement, if applicable, had an impact of less than 0.01%.
(g)Ratios reflect average net assets available to common shares only.

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                    YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------------------------------
                                                                  1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $      7.41  $      7.41  $      7.48  $      7.15  $      7.83
                                                                -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.47         0.51         0.51         0.55         0.61
Net realized and unrealized gain (loss) on investments
  and futures contracts                                                0.18           --(a)     (0.07)        0.33        (0.71)
                                                                -----------  -----------  -----------  -----------  -----------
  Total Income from Investment Operations                              0.65         0.51         0.44         0.88        (0.10)
                                                                -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                            (0.48)       (0.51)       (0.51)       (0.55)       (0.58)
In excess of net investment income                                    (0.01)          --           --           --           --
                                                                -----------  -----------  -----------  -----------  -----------
  Total Distributions Declared to Common Shareholders                 (0.49)       (0.51)       (0.51)       (0.55)       (0.58)
                                                                -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                                  $      7.57  $      7.41  $      7.41  $      7.48  $      7.15
                                                                ===========  ===========  ===========  ===========  ===========
Market price per share-- common shares                          $      8.13  $      7.56  $      7.25  $      6.75  $      6.75
                                                                ===========  ===========  ===========  ===========  ===========
Total return-- based on market value-- common shares (b)             14.57%       11.67%       15.36%        8.04%     (10.06)%
                                                                ===========  ===========  ===========  ===========  ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (c)                                                          0.82%        0.86%        0.91%        0.98%        0.90%
Net investment income (c)                                             6.20%        6.83%        6.87%        7.47%        8.12%
Portfolio turnover rate                                                 34%          15%          22%          24%          24%
Net assets, end of period (000's)-- common shares               $   208,931  $   203,533  $   202,793  $   204,666  $   195,444

(a)Rounds to less than $0.01 per share.
(b)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(c)The benefits derived from custody credits and directed brokerage arrangement, if applicable, had an impact of less than 0.01%.


ASSET COVERAGE REQUIREMENTS

                                                                                         INVOLUNTARY                 AVERAGE
                                                                  ASSET                  LIQUIDATING                 MARKET
                                   TOTAL AMOUNT                 COVERAGE                 PREFERENCE                   VALUE
                                    OUTSTANDING                 PER SHARE                 PER SHARE                 PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
11/30/03                           $90,000,000                   $69,998                    $25,006                   $25,000
11/30/02                            90,000,000                    69,734                     25,001                    25,000
11/30/01                            90,000,000                    71,967                     25,007                    25,000
11/30/00                            90,000,000                    71,462                     25,011                    25,000
11/30/99 *                          90,000,000                    50,023                     25,006                    25,000

* On July 20, 1999, the Trust began offering Auction Preferred Shares.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Municipal Income Trust (the "Trust") at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

January 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

99.95% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

DIVIDEND REINVESTMENT PLAN

COLONIAL MUNICIPAL INCOME TRUST

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe Trust Company, N.A. (the "Plan Agent"), as agent under the Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Pursuant to the Plan, the provisions of which are described below, shareholders not making such an election will receive all such amounts in cash paid by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent.

If the Trustees of the Trust declare a dividend or determine to make a capital gain distribution payable either in shares of the Trust or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Trust. If the market price of the shares on the payment date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Trust at the higher of net asset value of 95% of the market price. If net asset value exceeds the market price of Trust shares at such time, or if the Trust declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for Plan participants, buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Trust's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Trust.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

Participants in the Plan have the option of making additional cash payments to the Plan Agent semi-annually, for investment in the Trust's shares. Such payments may be made in any amount from $100 to $500. State Street will use all funds received from participants (as well as any dividends and distributions received in cash) to purchase Trust shares in the open market semiannually. Interest will not be paid on any uninvested cash payments.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. There will be no brokerage charges with respect to shares issued directly by the Trust as a result of dividends or distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions as well as from voluntary cash payments. Brokerage charges for purchasing small amounts of stock for individual accounts under the voluntary cash purchase provisions of the Plan are expected to be less than the usual brokerage charges for individual transactions of comparable size, because the Plan Agent will be purchasing shares for all participants in blocks and charging to cash purchase Plan participants a pro rated portion of the lower commissions usually obtainable on such block purchases.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days' written notice to the Plan participants. All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A., by mail at P.O. Box 403011, Providence, RI 02940-3011, or by phone at 1-800-426-5523.

TRUSTEES

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
----------------------
Douglas A. Hacker              Trustee      1996     Executive Vice President-Strategy of United Airlines   119         Orbitz
(age 48)                                             (airline) since December, 2002 (formerly President                (online
P.O. Box 66100                                       of UAL Loyalty Services (airline) from September,                  travel
Chicago, IL 60666                                    2001 to December, 2002; Executive Vice President                  company)
                                                     and Chief Financial Officer of United Airlines from
                                                     March, 1993 to September, 2001).

Janet Langford Kelly           Trustee      1996     Chief Administrative Officer and Senior Vice           119         None
(age 45)                                             President, Kmart Holding Corporation (consumer
3100 West Beaver Road                                goods) since September, 2003 (formerly Executive
Troy, MI 48084-3163                                  Vice President-Corporate Development and
                                                     Administration, General Counsel and Secretary,
                                                     Kellogg Company (food manufacturer), from September,
                                                     1999 to August, 2003; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee Corporation
                                                     (branded, packaged, consumer-products manufacturer)
                                                     from January, 1995 to September, 1999).

Richard W. Lowry               Trustee      1995     Private Investor since August, 1987 (formerly          121 3       None
(age 67)                                             Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive                               Corporation (building products manufacturer)).
Vero Beach, FL 32963

Charles R. Nelson              Trustee      1981     Professor of Economics, University of Washington,      119         None
(age 61)                                             since January, 1976; Ford and Louisa Van Voorhis
Department of Economics                              Professor of Political Economy, University of
University of Washington                             Washington, since September, 1993; Director,
Seattle, WA 98195                                    Institute for Economic Research, University of
                                                     Washington, since September, 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September, 1980; Associate Editor, Journal of
                                                     Money Credit and Banking, since September, 1993;
                                                     consultant on econometric and statistical matters.

John J. Neuhauser              Trustee      1985     Academic Vice President and Dean of Faculties          122 3,4   Saucony, Inc.
(age 60)                                             since August, 1999, Boston College (formerly                       (athletic
84 College Road                                      Dean, Boston College School of Management from                     footwear);
Chestnut Hill, MA 02467-3838                         September, 1977 to September, 1999).                            SkillSoft Corp.
                                                                                                                      (e-learning)

Patrick J. Simpson             Trustee      2000     Partner, Perkins Coie L.L.P. (law firm).               119          None
(age 58)
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204




26


TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees (continued)
----------------------------------
Thomas E. Stitzel              Trustee      1998     Business Consultant since 1999 (formerly Professor     119         None
(age 67)                                             of Finance from 1975 to 1999, College of Business,
2208 Tawny Woods Place                               Boise State University); Chartered Financial Analyst.
Boise, ID 83706

Thomas C. Theobald             Trustee      1996     Managing Director, William Blair Capital Partners      119         Anixter
(age 66)                         and                 (private equity investing) since September, 1994.               International
27 West Monroe Street,       Chairman of                                                                                (network
Suite 3500                   the Board6                                                                                  support
Chicago, IL 60606                                                                                                       equipment
                                                                                                                       distributor),
                                                                                                                       Jones Lang
                                                                                                                      LaSalle (real
                                                                                                                         estate
                                                                                                                       management
                                                                                                                      services) and
                                                                                                                        MONY Group
                                                                                                                    (life insurance)

Anne-Lee Verville              Trustee      1998     Author and speaker on educational systems needs        120 4      Chairman of
(age 58)                                             (formerly General Manager, Global Education                      the Board of
359 Stickney Hill Road                               Industry, IBM Corporation (computer and                            Directors,
Hopkinton, NH 03229                                  technology) from 1994 to 1997).                                  Enesco Group,
                                                                                                                     Inc. (designer,
                                                                                                                      importer and
                                                                                                                     distributor of
                                                                                                                      giftware and
                                                                                                                      collectibles)

Richard L. Woolworth           Trustee      1991     Retired since December 2003 (formerly Chairman         119         NW Natural
(age 62)                                             and Chief Executive Officer, The Regence Group                  (a natural gas
100 S.W. Market Street                               (regional health insurer); Chairman and Chief                 service provider)
#1500                                                Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207                                   Certified Public Accountant, Arthur Young & Company).




27


TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Interested Trustees
-------------------
William E. Mayer2              Trustee      1994     Managing Partner, Park Avenue Equity Partners          121 3   Lee Enterprises
(age 63)                                             (private equity) since February, 1999 (formerly                 (print media),
399 Park Avenue                                      Founding Partner, Development Capital LLC from                   WR Hambrecht
Suite 3204                                           November 1996 to February, 1999).                              + Co. (financial
New York, NY 10022                                                                                                 service provider)
                                                                                                                    and First Health
                                                                                                                      (healthcare)

Joseph R. Palombo2             Trustee      2000     Executive Vice President and Chief Operating           120 5       None
(age 50)                         and                 Officer of Columbia Management Group, Inc. since
One Financial Center         President               December, 2001 and Director, Executive Vice
Boston, MA 02111                                     President and Chief Operating Officer of Columbia
                                                     Management Advisors, Inc. (Advisor) since April,
                                                     2003 (formerly Chief Operations Officer of Mutual
                                                     Funds, Liberty Financial Companies, Inc. from
                                                     August, 2000 to November, 2001; Executive Vice
                                                     President of Stein Roe & Farnham Incorporated
                                                     (Stein Roe) from April, 1999 to April, 2003;
                                                     Director of Colonial Management Associates, Inc.
                                                     (Colonial) from April, 1999 to April, 2003;
                                                     Director of Stein Roe from September, 2000 to
                                                     April, 2003) President of Columbia Funds and
                                                     Galaxy Funds since February, 2003 (formerly Vice
                                                     President from September 2002 to February 2003);
                                                     Manager of Columbia Floating Rate Limited Liability
                                                     Company since October, 2000; (formerly Vice
                                                     President of the Columbia Funds from April, 1999
                                                     to August, 2000; Chief Operating Officer and Chief
                                                     Compliance Officer, Putnam Mutual Funds from
                                                     December, 1993 to March, 1999).



1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.
2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
3 Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
5 Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
6 Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.


OFFICERS

                                    Year first
                     Position with  elected or
                        Columbia     appointed
Name, address and age     funds      to office   Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
Officers
--------
Vicki L. Benjamin        Chief       2001       Controller of the Columbia Funds and of the Liberty All-Star Funds since May, 2002;
(Age 42)              Accounting                Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since
One Financial Center  Officer and               June, 2001; Controller and Chief Accounting Officer of the Galaxy Funds since
Boston, MA 02111      Controller                September, 2002 (formerly Vice President, Corporate Audit, State Street Bank and
                                                Trust Company from May, 1998 to April, 2001).

J. Kevin Connaughton   Treasurer     2000       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December,
(Age 39)                                        2000; Vice President of the Advisor since April, 2003 (formerly Controller of the
One Financial Center                            Liberty Funds and of the Liberty All-Star Funds from February, 1998 to October,
Boston, MA 02111                                2000); Treasurer of the Galaxy Funds since September 2002; Treasurer, Columbia
                                                Management Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice
                                                President of Colonial from February, 1998 to October, 2000).

David A. Rozenson      Secretary     2003       Secretary of the Columbia Funds and of the Liberty All-Star Funds since December,
(Age 49)                                        2003; Senior Counsel, Fleet Boston Financial Corporation since January, 1996;
One Financial Center                            Associate General Counsel, Columbia Management Group since November, 2002.
Boston, MA 02111


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


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


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



TRANSFER AGENT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Municipal Income Trust is:

EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA  02021

The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the policies and procedures that the trust uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-730-6001 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

This report has been prepared for shareholders of Colonial Municipal Income
Trust.

COLONIAL MUNICIPAL INCOME TRUST      ANNUAL REPORT

                                                101-02/583Q-1103 (01/04) 03/3857

Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Colonial Municipal Income Trust
            ------------------------------------------------------------------


By (Signature and Title) /s/ Joseph R. Palombo
                        ------------------------------------------------------
                         Joseph R. Palombo, President


Date                           February 4, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph R. Palombo
                        ------------------------------------------------------
                         Joseph R. Palombo, President


Date                          February 4, 2004
    --------------------------------------------------------------------------


By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                          J. Kevin Connaughton, Treasurer


Date                               February 4, 2004
    --------------------------------------------------------------------------